UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	June 30, 2017

Date of reporting period:	July 1, 2016 — December 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing®

Putnam INVESTMENTS

Putnam International Value Fund

Semiannual report
12 | 31 | 16

Value funds look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

FUND SYMBOL
CLASS A
PNGAX

Putnam
International Value
Fund

Semiannual report
12 | 31 | 16

Message from the Trustees	1

About the fund	2

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Value stocks may fail to rebound, and the market may not favor value-style investing. Stock prices may fall or fail to rise over time for a variety of reasons, including general financial market conditions and factors related to a specific issuer or industry. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

February 10, 2017

Dear Fellow Shareholder:

With 2017 under way, investor sentiment generally brightened at the prospect of moving beyond the challenges of the past year, when politics tested markets. Fortunately, market turbulence in the aftermath of key political events was in many cases followed by impressive rebounds, and annual performance in most global financial markets exceeded expectations.

Of course, uncertainties and macroeconomic risks do not simply disappear with the close of the calendar year. Conditions in the bond market have changed given the shift in the potential for inflation. As such, we believe investors should continue to focus on time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and do not overreact to short-term market fluctuations. To help ensure that your portfolio is aligned with your individual goals, time horizon, and tolerance for risk, we also believe it is a good idea to speak regularly with your financial advisor.

In today’s environment, we favor the investment approach practiced at Putnam — active strategies based on fundamental research. Putnam portfolio managers, backed by a network of global analysts, bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended December 31, 2016, as well as an outlook for the coming months.

As always, thank you for investing with Putnam.

About the fund

A value approach to international investing

Just as free trade has opened the U.S. economy to world imports in recent years, the world has also become more available to U.S. investors. New markets for equity investing were established as communist economies transitioned to capitalism, and investor-friendly reforms helped give investors greater transparency and sound legal footing.

Investing in companies located in different economic systems may provide your portfolio with valuable diversification, particularly during a downturn in the U.S. economy. International economies generally follow a different business cycle than that of the United States and may be growing while the U.S. economy is sluggish.

Since 1996, Putnam International Value Fund has sought to benefit from positive changes taking place in companies by investing mainly in common stocks of large and midsize companies outside the United States. The fund's managers look for financially strong companies that appear to be priced attractively and are poised to experience positive changes. The fund's goal is to identify companies that are undertaking new business strategies to compete in a dynamic global economy, or companies that are the beneficiaries of change, such as industry deregulation, privatization, corporate restructuring, and mergers.

To gather information about this wide variety of companies and markets, the managers are supported by Putnam analysts based in Boston, London, and Singapore. In all decisions, the managers are guided by Putnam's risk controls, which call for regular review of fund holdings and the discipline to sell stocks when they reach what is considered their true worth. The fund seeks to combine the potential benefits of international investing with a value-driven approach so that it may successfully serve as the international portion of a broadly diversified portfolio.

Developments and events that have affected international markets

1996
Germany issues publicly traded stock for Deutsche Telecom

1997
Hong Kong reverts to China's rule

1999
The euro integrates 11 European economies under one currency

2001
China joins the World Trade Organization

2004
European Union expands to include 10 new member states

2016
United Kingdom voters choose in Brexit referendum to separate from the European Union

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund's managers seek stocks that are believed to be underpriced by the market. Once a stock is selected for the portfolio, it is regularly assessed to ensure that it continues to be attractive. Areas of focus include:

Quality
Seeking high-quality companies, with characteristics such as solid management teams, sound business models, and high levels of free-cash flow.

Valuation
Considering how each stock is valued, seeking stocks whose valuations are attractive relative to the company's growth potential.

Cash flow
Examining company financials, particularly the amount of cash a company generates relative to the earnings that it reports, and targeting those companies believed to offer attractive and sustainable cash flow.

2 International Value Fund

International Value Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 12/31/16. See above and pages 10–11 for additional fund performance information. Index descriptions can be found on page 14.

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Darren has a B.A. from Hartwick College. He joined Putnam in 1999 and has been in the investment industry since 1996.

In addition to Darren, your fund is managed by Assistant Portfolio Manager Karan S. Sodhi, CFA.

Darren, what was the investment environment like for international value stocks during the six-month reporting period ended December 31, 2016?

It was a period that saw generally improving fundamentals for both international stocks and value-oriented stocks. Accommodative monetary policy in many of the developed and emerging-market economies of the world helped boost investor confidence in the prospects for well-positioned companies to see improvements in their earnings and profit margins. Furthermore, insofar as the U.S. economy plays an important role in the overall health of the global economy, the still-slow, but gathering acceleration of economic momentum in the United States had a supportive effect on international stocks. Additionally, in the final six weeks of the period, following the surprise results of the U.S. presidential election, investors in the U.S. stock market grew more optimistic in the view that a new administration in the White House could lead to a more business-friendly attitude toward taxation and regulation, as well as some fiscal stimulus. Accordingly, U.S. stocks rallied strongly during the closing weeks of the period, and that optimism also rubbed off on investors

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Allocations are shown as a percentage of the fund’s net assets as of 12/31/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 12/31/16. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

6 International Value Fund

in international equity markets. Value stocks outpaced their growth counterparts during the period, as investors sought out bargains among companies that had been beaten down in previous periods by concerns about slow global economic growth.

How did the fund perform against this backdrop?

The fund delivered a positive absolute return for the six months ended December 31, 2016, posting a gain of 6.07%. This positive result was a significant turnaround from the double-digit negative annual return recorded in the previous reporting period at midyear 2016. That said, the fund did not keep pace with its benchmark, the MSCI EAFE Value Index [ND], which returned 12.50% for the six-month reporting period.

The fund’s lagging performance versus its benchmark was mainly the result of inopportune sector allocations as well as some instances of unfavorable security selection. In particular, the fund was substantially overweight in its allocation to stocks in the consumer staples sector, which, as a generally defensive group, was one of the benchmark’s weakest performers during the period. Similarly, the fund was meaningfully underweight in its allocation to the materials sector, and that more-cyclical group was the single best-performing sector in the benchmark. An underweight to the financials sector also was a disappointment. Although financials was the fund’s largest sector weighting at more than 28% on average during the period, the average benchmark weighting was greater than 32%, which meant that the fund missed a portion of the sector’s very strong performance during the period. Financial stocks were lifted in anticipation of a hike in the Federal Reserve’s federal funds target rate, which ultimately occurred in mid-December, as well as by prospects for a more business-friendly environment under the incoming U.S. administration.

Security selection also was responsible for a significant portion of the fund’s relative underperformance, with individual choices among stocks in the consumer staples, financials, and industrials sectors recording the largest margins of relative underperformance.

Which individual holdings were the biggest detractors during the period?

The fund’s two biggest detractors were both out-of-benchmark stocks, that is, stocks that we held in the portfolio that were not held in the benchmark. The two stocks — Philip Morris International and Kerry Group — are both from the poorly performing consumer staples sector, and because they were not index constituents, their poor showings were magnified in terms of their relative underperformance. Philip Morris International is the non-U.S. division of an American tobacco company. Kerry is a food products company headquartered in Ireland. Both stocks struggled due to weakening sales volumes in the aftermath of the so-called “Brexit” vote, under which the United Kingdom chose to leave the European Union. During the reporting period, we sold our positions in Philip Morris International and Kerry Group.

Similarly, the fund held no position in HSBC Holdings, a U.K.-based banking company that is one of the larger components in the benchmark. As the fund had no stake in this large, strong-performing index constituent, it was not able to participate in HSBC’s solid price appreciation, which ended up detracting from the fund’s performance relative to its benchmark. It is worth noting, however, that the fund had exposure to several other large financials that made favorable contributions to its relative performance.

International Value Fund 7

Can you give us some other examples of stocks that contributed positively to the fund’s relative performance?

The fund held a very large overweight position, relative to its benchmark, in ING Groep, a Dutch multinational banking and financial services company whose robust performance over the past six months made it the fund’s top contributor relative to the benchmark. Like many stocks in the financials sector, ING also benefited from the expectation of rising interest rates, which tend to boost earnings power, as well as the prospect of less-onerous regulatory strictures. For similar reasons, an out-of-benchmark position in Metro Bank, a U.K. retail banking company, also made a solid contribution to the fund’s relative performance.

Another out-of-benchmark holding — Japanese consumer electronics manufacturer Nintendo — made a notable contribution to the fund’s relative performance as well. Nintendo’s stock experienced a nice rally in the beginning of the period when the company announced that it would introduce one of its iconic video games to players on mobile devices. Nintendo was the second-biggest contributor to the fund’s relative performance during the period.

Did you make any significant changes in investment strategy during the period?

Our focus on individual stock selection has had to account for a new U.S. president, new policies, and the global implications these will have. These are among the many variables that we believe will continue to matter for successful stock selection in 2017. Given that there has been a directional shift in the market — favoring cyclicals over defensive sectors — our fundamental analysis of companies in this new environment has led us to lighten up a bit on the fund’s consumer staples allocation and to deploy more assets into the pro-cyclical sectors.

What is your outlook as we head deeper into 2017?

For world stock markets, we believe the divergent monetary policies from governments and central banks, the strengthening of the U.S. dollar, and uncertainty about President Trump’s policies will be major themes as we look ahead. During the final quarter of 2016, we saw equities continue their strong performance relative to other asset classes, and particularly bonds, as investors anticipated tax and regulatory reforms and fiscal stimulus. As we move into the new

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Data in the chart reflect a new classification methodology put into effect on 9/1/16.

8 International Value Fund

year, I believe we will see investors adopt a more “wait-and-see” attitude as the new U.S. administration embarks on its policy platform. In our view, a lot will turn on how quickly and in what form the proposed fiscal stimulus measures can be implemented. We believe this will have significant implications for a market that appears to have priced in strong, policy-led growth, which we expect to favor cyclicals and financials at the expense of more-defensive sectors, such as real estate, utilities, and consumer staples. Future economic growth may also be affected by currency risk, as we expect a strong U.S. dollar to play a central role in changing the landscape of competition and reported earnings.

Thank you for your time and insights, Darren.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

International Value Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended December 31, 2016, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 12/31/16

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Class A (8/1/96)
Before sales charge	5.04%	–10.32%	–1.08%	32.43%	5.78%	–10.68%	–3.70%	0.92%	6.07%

After sales charge	4.74	–15.47	–1.67	24.81	4.53	–15.82	–5.58	–4.89	–0.03

Class B (8/1/96)
Before CDSC	4.72	–15.57	–1.68	27.57	4.99	–12.69	–4.42	0.11	5.67

After CDSC	4.72	–15.57	–1.68	25.57	4.66	–15.25	–5.37	–4.83	0.67

Class C (2/1/99)
Before CDSC	4.27	–16.79	–1.82	27.67	5.01	–12.67	–4.42	0.12	5.70

After CDSC	4.27	–16.79	–1.82	27.67	5.01	–12.67	–4.42	–0.86	4.70

Class M (8/1/96)
Before sales charge	4.51	–14.70	–1.58	29.13	5.25	–12.10	–4.21	0.33	5.76

After sales charge	4.33	–17.69	–1.93	24.61	4.50	–15.18	–5.34	–3.18	2.05

Class R (12/1/03)
Net asset value	4.78	–12.56	–1.33	30.80	5.52	–11.41	–3.96	0.66	5.96

Class R6 (12/2/13)
Net asset value	5.29	–7.63	–0.79	34.60	6.12	–9.64	–3.32	1.26	6.31

Class Y (10/2/00)
Net asset value	5.26	–8.08	–0.84	33.96	6.02	–10.05	–3.47	1.10	6.16

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10 International Value Fund

Comparative index returns For periods ended 12/31/16

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

MSCI EAFE Value
Index (ND)	5.03%	–2.21%	–0.22%	35.60%	6.28%	–6.29%	–2.14%	5.02%	12.50%

Lipper
International
Large-Cap Value	5.34	–4.15	–0.52	28.81	5.16	–9.49	–3.31	1.42	7.16
Funds category
average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 12/31/16 , there were 39, 39, 36, 34, 25, and 8 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 12/31/16

Distributions	Class A		Class B	Class C	Class M		Class R	ClassR6	Class Y

Number	1		1	1	1		1	1	1

Income	$0.222		$0.131	$0.142	$0.173		$0.216	$0.267	$0.251

Capital gains	—		—	—	—		—	—	—

Total	$0.222		$0.131	$0.142	$0.173		$0.216	$0.267	$0.251

	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value

6/30/16	$9.59	$10.18	$9.55	$9.51	$9.61	$9.96	$9.50	$9.63	$9.60

12/31/16	9.95	10.56	9.96	9.91	9.99	10.35	9.85	9.97	9.94

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

International Value Fund 11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Total annual operating expenses for the
fiscal year ended 6/30/16	1.36%	2.11%	2.11%	1.86%	1.61%	0.91%	1.11%

Annualized expense ratio for the
six-month period ended 12/31/16*	1.36%	2.11%	2.11%	1.86%	1.61%	0.92%	1.11%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Includes a decrease of 0.02% from annualizing the performance fee adjustment for the six months ended 12/31/16.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 7/1/16 to 12/31/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000 *†	$7.06	$10.94	$10.94	$9.65	$8.36	$4.78	$5.77

Ending value (after expenses)	$1,060.70	$1,056.70	$1,057.00	$1,057.60	$1,059.60	$1,063.10	$1,061.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12 International Value Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 12/31/16, use the following calculation method. To find the value of your investment on 7/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000 *†	$6.92	$10.71	$10.71	$9.45	$8.19	$4.69	$5.65

Ending value (after expenses)	$1,018.35	$1,014.57	$1,014.57	$1,015.83	$1,017.09	$1,020.57	$1,019.61

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

International Value Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Value Index (ND) is an unmanaged index which measures the performance of equity securities representing the value style in countries within Europe, Australasia, and the Far East. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined

14 International Value Fund

by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of December 31, 2016, Putnam employees had approximately $454,000,000 and the Trustees had approximately $132,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semian-nual report, the highlights table also includes the current reporting period.

16 International Value Fund

The fund’s portfolio 12/31/16 (Unaudited)

COMMON STOCKS (98.4%)*	Shares	Value

Airlines (1.0%)

Japan Airlines Co., Ltd. (Japan)	49,500	$1,444,465

		1,444,465

Automobiles (4.2%)

Fiat Chrysler Automobiles NV (Italy)	218,511	1,984,787

Nissan Motor Co., Ltd. (Japan)	294,600	2,955,577

Yamaha Motor Co., Ltd. (Japan)	54,900	1,204,526

		6,144,890

Banks (16.0%)

Australia & New Zealand Banking Group, Ltd. (Australia)	150,498	3,294,667

Bank of Ireland (Ireland) †	4,339,308	1,067,183

Danske Bank A/S (Denmark)	44,189	1,340,217

DNB ASA (Norway)	68,115	1,012,991

ING Groep NV GDR (Netherlands)	375,799	5,288,590

Lloyds Banking Group PLC (United Kingdom)	762,155	586,121

Mizuho Financial Group, Inc. (Japan)	708,800	1,268,952

Natixis SA (France)	196,210	1,106,374

Permanent TSB Group Holdings PLC (Ireland) †	279,726	811,250

Skandinaviska Enskilda Banken AB (Sweden)	114,228	1,197,860

Societe Generale SA (France)	55,853	2,741,860

Sumitomo Mitsui Financial Group, Inc. (Japan)	66,000	2,502,064

Swedbank AB Class A (Sweden)	53,888	1,302,434

		23,520,563

Beverages (1.0%)

Anheuser-Busch InBev SA/NV (Belgium)	13,898	1,467,726

		1,467,726

Building products (0.8%)

Compagnie De Saint-Gobain (France)	26,286	1,224,043

		1,224,043

Capital markets (1.3%)

Credit Suisse Group AG (Switzerland)	59,002	842,491

UBS Group AG (Switzerland)	68,864	1,078,061

		1,920,552

Chemicals (2.4%)

Akzo Nobel NV (Netherlands)	23,100	1,442,629

LANXESS AG (Germany)	20,778	1,361,421

Yara International ASA (Norway)	20,454	805,442

		3,609,492

Communications equipment (0.9%)

Nokia OYJ (Finland)	284,248	1,362,965

		1,362,965

Construction and engineering (1.7%)

Vinci SA (France)	36,696	2,496,031

		2,496,031

Construction materials (1.5%)

CRH PLC (Ireland)	37,734	1,304,171

LafargeHolcim, Ltd. (Switzerland)	18,271	959,786

		2,263,957

International Value Fund 17

COMMON STOCKS (98.4%)* cont.	Shares	Value

Diversified financial services (3.1%)

Challenger, Ltd. (Australia)	258,563	$2,090,623

Eurazeo SA (France)	18,126	1,060,266

ORIX Corp. (Japan)	91,400	1,416,016

		4,566,905

Diversified telecommunication services (4.7%)

BCE, Inc. (Canada)	28,000	1,210,174

Com Hem Holding AB (Sweden)	87,189	831,381

Nippon Telegraph & Telephone Corp. (Japan)	54,300	2,282,544

Spark New Zealand, Ltd. (New Zealand)	656,047	1,551,145

Telecom Italia SpA RSP (Italy)	1,402,040	1,013,354

		6,888,598

Electric utilities (1.2%)

SSE PLC (United Kingdom)	91,959	1,757,914

		1,757,914

Electronic equipment, instruments, and components (0.9%)

Murata Manufacturing Co., Ltd. (Japan)	9,600	1,278,405

		1,278,405

Equity real estate investment trusts (REITs) (1.5%)

Hibernia REIT PLC (Ireland)	1,172,065	1,523,307

Japan Hotel REIT Investment Corp (Japan)	870	584,231

Viva Energy REIT (Australia) †	86,434	149,948

		2,257,486

Food and staples retail (1.7%)

Koninklijke Ahold Delhaize NV (Netherlands)	64,898	1,365,960

Seven & i Holdings Co., Ltd. (Japan)	28,000	1,065,573

		2,431,533

Food products (2.0%)

Kerry Group PLC Class A (Ireland)	24,817	1,774,605

Orkla ASA (Norway)	124,425	1,125,713

		2,900,318

Hotels, restaurants, and leisure (0.6%)

Dalata Hotel Group PLC (Ireland) †	185,887	858,854

		858,854

Household durables (0.6%)

Panasonic Corp. (Japan)	92,100	934,723

		934,723

Household products (0.7%)

Henkel AG & Co. KGaA (Preference) (Germany)	8,075	962,996

		962,996

Industrial conglomerates (2.3%)

Siemens AG (Germany)	27,703	3,405,306

		3,405,306

Insurance (9.5%)

Admiral Group PLC (United Kingdom)	25,572	573,426

AIA Group, Ltd. (Hong Kong)	322,200	1,803,117

Allianz SE (Germany)	7,666	1,267,214

AXA SA (France)	97,581	2,462,350

Chubb, Ltd.	15,486	2,046,010

Insurance Australia Group, Ltd. (Australia)	339,355	1,462,491

18 International Value Fund

COMMON STOCKS (98.4%)* cont.	Shares	Value

Insurance cont.

Prudential PLC (United Kingdom)	139,848	$2,789,429

SCOR SE (France)	46,016	1,589,685

		13,993,722

Media (2.6%)

Liberty Global PLC Ser. C (United Kingdom) †	36,100	1,072,170

WPP PLC (United Kingdom)	119,927	2,681,051

		3,753,221

Metals and mining (2.0%)

Glencore PLC (United Kingdom) †	304,052	1,021,947

Rio Tinto PLC (United Kingdom)	50,215	1,912,219

		2,934,166

Multi-utilities (1.5%)

RWE AG (Germany) †	60,755	755,567

Veolia Environnement SA (France)	86,002	1,461,988

		2,217,555

Oil, gas, and consumable fuels (7.5%)

EnCana Corp. (Canada)	129,900	1,524,764

Royal Dutch Shell PLC Class A (Amsterdam Exchange) (United Kingdom)	108,643	2,953,119

Royal Dutch Shell PLC Class B (United Kingdom)	61,621	1,758,405

Suncor Energy, Inc. (Canada)	91,000	2,975,385

Total SA (France)	35,265	1,800,198

		11,011,871

Personal products (0.5%)

Shiseido Co., Ltd. (Japan)	30,000	757,869

		757,869

Pharmaceuticals (9.9%)

Astellas Pharma, Inc. (Japan)	208,300	2,887,287

AstraZeneca PLC (United Kingdom)	39,477	2,140,967

Bayer AG (Germany)	15,884	1,657,114

Novartis AG (Switzerland)	37,754	2,746,175

Sanofi (France)	62,794	5,078,518

		14,510,061

Real estate management and development (2.3%)

Mitsubishi Estate Co., Ltd. (Japan)	57,000	1,129,889

Mitsui Fudosan Co., Ltd. (Japan)	59,000	1,361,447

Sumitomo Realty & Development Co., Ltd. (Japan)	33,000	874,450

		3,365,786

Road and rail (0.5%)

ComfortDelgro Corp., Ltd. (Singapore)	473,600	804,506

		804,506

Software (0.8%)

Nintendo Co., Ltd. (Japan)	5,800	1,212,464

		1,212,464

Technology hardware, storage, and peripherals (1.3%)

Lenovo Group, Ltd. (China)	1,466,000	882,891

Samsung Electronics Co., Ltd. (South Korea)	711	1,050,544

		1,933,435

International Value Fund 19

COMMON STOCKS (98.4%)* cont.		Shares	Value

Tobacco (2.5%)

Imperial Brands PLC (United Kingdom)		26,663	$1,159,887

Philip Morris International, Inc.		27,900	2,552,571

			3,712,458

Trading companies and distributors (3.3%)

ITOCHU Corp. (Japan)		90,900	1,204,846

Mitsubishi Corp. (Japan)		111,200	2,362,914

Wolseley PLC (United Kingdom)		22,017	1,345,111

			4,912,871

Transportation infrastructure (1.8%)

Aena SA (Spain)		12,671	1,728,736

Sumitomo Warehouse Co., Ltd. (The) (Japan)		167,000	880,900

			2,609,636

Wireless telecommunication services (2.3%)

KDDI Corp. (Japan)		32,800	828,131

Vodafone Group PLC (United Kingdom)		1,064,926	2,619,160

			3,447,291

Total common stocks (cost $139,401,948)			$144,874,634

	Principal amount/
SHORT-TERM INVESTMENTS (2.5%)*		shares	Value

Putnam Short Term Investment Fund 0.69% L	Shares	2,475,790	$2,475,790

U.S. Treasury Bills 0.447%, 2/16/17 Δ		131,000	130,930

U.S. Treasury Bills 0.448%, 2/9/17 Δ		462,000	461,787

U.S. Treasury Bills 0.416%, 2/2/17 Δ		373,000	372,869

U.S. Treasury Bills 0.385%, 1/26/17 Δ		39,000	38,990

U.S. Treasury Bills 0.487%, 1/12/17 Δ		161,000	160,984

Total short-term investments (cost $3,641,325)			$3,641,350

TOTAL INVESTMENTS

Total investments (cost $143,043,273)			$148,515,984

Key to holding’s abbreviations

GDR   Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2016 through December 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $147,183,584.

† This security is non-income-producing.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $879,695 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

20 International Value Fund

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

Japan	20.5%	Norway	2.0%

United Kingdom	16.4	Hong Kong	1.2

France	14.2	Spain	1.2

Germany	6.3	New Zealand	1.0

United States	5.5	Belgium	1.0

Netherlands	5.5	Finland	0.9

Ireland	4.9	Denmark	0.9

Australia	4.7	South Korea	0.7

Canada	3.8	China	0.6

Switzerland	3.8	Singapore	0.5

Sweden	2.2	Other	0.2

Italy	2.0	Total	100.0%

FORWARD CURRENCY CONTRACTS at 12/31/16 (aggregate face value $46,430,392) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	Australian Dollar	Buy	1/18/17	$3,839,049	$4,070,430	$(231,381)

	British Pound	Sell	3/16/17	180,617	185,590	4,973

	Canadian Dollar	Sell	1/18/17	1,353,928	1,385,110	31,182

	Hong Kong Dollar	Buy	2/16/17	928,097	928,702	(605)

Barclays Bank PLC

	Canadian Dollar	Sell	1/18/17	744,419	761,548	17,129

	Euro	Sell	3/16/17	181,909	184,371	2,462

	Hong Kong Dollar	Buy	2/16/17	2,099,990	2,101,249	(1,259)

Citibank, N.A.

	Australian Dollar	Buy	1/18/17	375,768	388,801	(13,033)

	British Pound	Buy	3/16/17	2,930,495	3,009,923	(79,428)

	Danish Krone	Sell	3/16/17	139,483	141,565	2,082

	Euro	Sell	3/16/17	1,818,243	1,813,150	(5,093)

	Japanese Yen	Sell	2/16/17	389,627	363,484	(26,143)

Credit Suisse International

	New Zealand Dollar	Sell	1/18/17	245,535	256,021	10,486

Goldman Sachs International

	Chinese Yuan (Offshore)	Sell	2/16/17	833,478	861,917	28,439

	Japanese Yen	Buy	2/16/17	5,624,151	6,194,142	(569,991)

JPMorgan Chase Bank N.A.

	Australian Dollar	Buy	1/18/17	1,630,180	1,719,976	(89,796)

	British Pound	Buy	3/16/17	1,444,692	1,476,576	(31,884)

	Canadian Dollar	Sell	1/18/17	781,591	791,070	9,479

	Euro	Sell	3/16/17	35,389	35,939	550

	Japanese Yen	Buy	2/16/17	393,012	424,937	(31,925)

	New Zealand Dollar	Sell	1/18/17	1,161,774	1,211,818	50,044

	Norwegian Krone	Sell	3/16/17	1,814,832	1,865,067	50,235

	Singapore Dollar	Buy	2/16/17	972,350	1,014,715	(42,365)

	South Korean Won	Sell	2/16/17	949,481	1,003,368	53,887

International Value Fund 21

FORWARD CURRENCY CONTRACTS at 12/31/16 (aggregate face value $46,430,392) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank N.A. cont.

	Swedish Krona	Buy	3/16/17	$1,329,380	$1,323,339	$6,041

	Swiss Franc	Buy	3/16/17	1,820,308	1,841,620	(21,312)

State Street Bank and Trust Co.

	Australian Dollar	Buy	1/18/17	1,906,972	2,021,511	(114,539)

	Australian Dollar	Sell	1/18/17	1,906,972	2,013,530	106,558

	Canadian Dollar	Sell	1/18/17	1,254,404	1,277,020	22,616

	Euro	Sell	3/16/17	543,719	551,314	7,595

	Israeli Shekel	Buy	1/18/17	1,144,023	1,173,329	(29,306)

UBS AG

	Australian Dollar	Sell	1/18/17	2,011,212	2,082,274	71,062

	Canadian Dollar	Sell	1/18/17	1,043,288	1,067,194	23,906

	Euro	Sell	3/16/17	270,962	274,522	3,560

WestPac Banking Corp.

	Canadian Dollar	Sell	1/18/17	601,465	615,270	13,805

Total						$(771,969)

22 International Value Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks *:

Consumer discretionary	$1,072,170	$10,619,518	$—

Consumer staples	2,552,571	9,680,329	—

Energy	4,500,149	6,511,722	—

Financials	2,046,010	41,955,732	—

Health care	—	14,510,061	—

Industrials	—	16,896,858	—

Information technology	—	5,787,269	—

Materials	—	8,807,615	—

Real estate	—	5,623,272	—

Telecommunication services	1,210,174	9,125,715	—

Utilities	—	3,975,469	—

Total common stocks	11,381,074	133,493,560	—

Short-term investments	2,475,790	1,165,560	—

Totals by level	$13,856,864	$134,659,120	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(771,969)	$—

Totals by level	$—	$(771,969)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

International Value Fund 23

Statement of assets and liabilities 12/31/16 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $140,567,483)	$146,040,194
Affiliated issuers (identified cost $2,475,790) (Notes 1 and 5)	2,475,790

Foreign currency (cost $1,724) (Note 1)	1,725

Dividends, interest and other receivables	264,492

Receivable for shares of the fund sold	52,200

Foreign tax reclaim	109,641

Unrealized appreciation on forward currency contracts (Note 1)	516,091

Prepaid assets	56,795

Total assets	149,516,928

LIABILITIES

Payable for shares of the fund repurchased	532,535

Payable for compensation of Manager (Note 2)	80,683

Payable for custodian fees (Note 2)	17,934

Payable for investor servicing fees (Note 2)	95,837

Payable for Trustee compensation and expenses (Note 2)	152,097

Payable for administrative services (Note 2)	1,535

Payable for distribution fees (Note 2)	91,028

Unrealized depreciation on forward currency contracts (Note 1)	1,288,060

Other accrued expenses	73,635

Total liabilities	2,333,344

Net assets	$147,183,584

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$428,313,548

Undistributed net investment income (Note 1)	728,443

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(286,549,675)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	4,691,268

Total — Representing net assets applicable to capital shares outstanding	$147,183,584

(Continued on next page)

24 International Value Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($125,465,060 divided by 12,613,414 shares)	$9.95

Offering price per class A share (100/94.25 of $9.95)*	$10.56

Net asset value and offering price per class B share ($2,439,279 divided by 244,924 shares)**	$9.96

Net asset value and offering price per class C share ($6,519,181 divided by 658,167 shares)**	$9.91

Net asset value and redemption price per class M share ($2,185,645 divided by 218,753 shares)	$9.99

Offering price per class M share (100/96.50 of $9.99)*	$10.35

Net asset value, offering price and redemption price per class R share
($1,530,050 divided by 155,365 shares)	$9.85

Net asset value, offering price and redemption price per class R6 share
($3,268,864 divided by 327,754 shares)	$9.97

Net asset value, offering price and redemption price per class Y share
($5,775,505 divided by 580,904 shares)	$9.94

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

International Value Fund 25

Statement of operations Six months ended 12/31/16 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $128,667)	$1,420,869

Interest (including interest income of $8,155 from investments in affiliated issuers) (Note 5)	9,043

Securities lending (net of expenses) (Notes 1 and 5)	4,099

Total investment income	1,434,011

EXPENSES

Compensation of Manager (Note 2)	519,651

Investor servicing fees (Note 2)	177,882

Custodian fees (Note 2)	14,362

Trustee compensation and expenses (Note 2)	3,831

Distribution fees (Note 2)	222,460

Administrative services (Note 2)	2,678

Other	122,976

Total expenses	1,063,840

Expense reduction (Note 2)	(109)

Net expenses	1,063,731

Net investment income	370,280

Net realized gain on investments (Notes 1 and 3)	876,243

Net realized loss on foreign currency transactions (Note 1)	(608,377)

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(292,147)

Net unrealized appreciation of investments during the period	8,671,457

Net gain on investments	8,647,176

Net increase in net assets resulting from operations	$9,017,456

The accompanying notes are an integral part of these financial statements.

26 International Value Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 12/31/16*	Year ended 6/30/16

Operations

Net investment income	$370,280	$3,017,076

Net realized gain (loss) on investments
and foreign currency transactions	267,866	(5,702,463)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	8,379,310	(20,377,031)

Net increase (decrease) in net assets resulting
from operations	9,017,456	(23,062,418)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(2,761,013)	(1,578,145)

Class B	(32,116)	(2,100)

Class C	(93,038)	(20,198)

Class M	(37,388)	(12,031)

Class R	(32,484)	(1,227)

Class R5	—	(127)

Class R6	(85,168)	(47,853)

Class Y	(143,150)	(81,647)

Decrease from capital share transactions (Note 4)	(9,977,978)	(13,806,059)

Total decrease in net assets	(4,144,879)	(38,611,805)

NET ASSETS

Beginning of period	151,328,463	189,940,268

End of period (including undistributed net investment
income of $728,443 and $3,542,520, respectively)	$147,183,584	$151,328,463

* Unaudited.

The accompanying notes are an integral part of these financial statements.

International Value Fund 27

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA

												Ratio	Ratio of net
	Net asset		Net realized									of expenses	investment
	value,		and unrealized	Total from	From			Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	ments	of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A

December 31, 2016**	$9.59	.03	.55	.58	(.22)	(.22)	—	—	$9.95	6.07*	$125,465	.68*	.26*	11*

June 30, 2016	11.06	.19	(1.55)	(1.36)	(.11)	(.11)	—	—	9.59	(12.36)	130,120	1.31[i]	1.85[i]	20

June 30, 2015	12.00	.17	(.90)	(.73)	(.21)	(.21)	—	—	11.06	(6.01)	162,195	1.25	1.49	30

June 30, 2014	10.04	.14	1.98	2.12	(.16)	(.16)	—	—[e]	12.00	21.14	193,487	1.34	1.26	50

June 30, 2013	8.54	.17	1.46	1.63	(.13)	(.13)	—[d]	—	10.04	19.10	172,723	1.35	1.75	39

June 30, 2012	10.53	.18	(1.73)	(1.55)	(.46)	(.46)	—[d]	.02[f,g]	8.54	(14.26)	167,513	1.37[h]	2.00[h]	45

Class B

December 31, 2016**	$9.55	(.01)	.55	.54	(.13)	(.13)	—	—	$9.96	5.67*	$2,439	1.06*	(.11)*	11*

June 30, 2016	10.98	.10	(1.52)	(1.42)	(.01)	(.01)	—	—	9.55	(12.97)	2,724	2.06[i]	.97[i]	20

June 30, 2015	11.89	.07	(.87)	(.80)	(.11)	(.11)	—	—	10.98	(6.73)	4,558	2.00	.66	30

June 30, 2014	9.95	.05	1.95	2.00	(.06)	(.06)	—	—[e]	11.89	20.16	6,691	2.09	.43	50

June 30, 2013	8.45	.09	1.46	1.55	(.05)	(.05)	—[d]	—	9.95	18.36	7,549	2.10	.92	39

June 30, 2012	10.39	.10	(1.69)	(1.59)	(.37)	(.37)	—[d]	.02[f,g]	8.45	(14.94)	8,624	2.12[h]	1.16[h]	45

Class C

December 31, 2016**	$9.51	(.01)	.55	.54	(.14)	(.14)	—	—	$9.91	5.70*	$6,519	1.06*	(.12)*	11*

June 30, 2016	10.96	.11	(1.53)	(1.42)	(.03)	(.03)	—	—	9.51	(13.01)	6,814	2.06[i]	1.07[i]	20

June 30, 2015	11.89	.08	(.88)	(.80)	(.13)	(.13)	—	—	10.96	(6.71)	9,026	2.00	.75	30

June 30, 2014	9.96	.06	1.95	2.01	(.08)	(.08)	—	—[e]	11.89	20.18	10,030	2.09	.52	50

June 30, 2013	8.47	.10	1.45	1.55	(.06)	(.06)	—[d]	—	9.96	18.28	8,342	2.10	1.03	39

June 30, 2012	10.43	.11	(1.71)	(1.60)	(.38)	(.38)	—[d]	.02[f,g]	8.47	(14.95)	7,694	2.12[h]	1.23[h]	45

Class M

December 31, 2016**	$9.61	—	.55	.55	(.17)	(.17)	—	—	$9.99	5.76*	$2,186	.93*	.01*	11*

June 30, 2016	11.07	.13	(1.54)	(1.41)	(.05)	(.05)	—	—	9.61	(12.76)	2,160	1.81[i]	1.33[i]	20

June 30, 2015	12.00	.11	(.89)	(.78)	(.15)	(.15)	—	—	11.07	(6.48)	2,759	1.75	.97	30

June 30, 2014	10.05	.09	1.96	2.05	(.10)	(.10)	—	—[e]	12.00	20.44	3,364	1.84	.75	50

June 30, 2013	8.54	.12	1.46	1.58	(.07)	(.07)	—[d]	—	10.05	18.57	3,240	1.85	1.23	39

June 30, 2012	10.52	.12	(1.71)	(1.59)	(.41)	(.41)	—[d]	.02[f,g]	8.54	(14.70)	3,251	1.87[h]	1.41[h]	45

Class R

December 31, 2016**	$9.50	.01	.56	.57	(.22)	(.22)	—	—	$9.85	5.96*	$1,530	.81*	.13*	11*

June 30, 2016	10.88	.15	(1.52)	(1.37)	(.01)	(.01)	—	—	9.50	(12.57)	1,195	1.56[i]	1.45[i]	20

June 30, 2015	11.82	.14	(.89)	(.75)	(.19)	(.19)	—	—	10.88	(6.31)	2,548	1.50	1.25	30

June 30, 2014	9.89	.11	1.95	2.06	(.13)	(.13)	—	—[e]	11.82	20.87	2,752	1.59	1.03	50

June 30, 2013	8.41	.15	1.44	1.59	(.11)	(.11)	—[d]	—	9.89	18.91	2,447	1.60	1.54	39

June 30, 2012	10.38	.16	(1.71)	(1.55)	(.44)	(.44)	—[d]	.02[f,g]	8.41	(14.51)	2,015	1.62[h]	1.81[h]	45

Class R6

December 31, 2016**	$9.63	.05	.56	.61	(.27)	(.27)	—	—	$9.97	6.31*	$3,269	.46*	.48*	11*

June 30, 2016	11.11	.23	(1.56)	(1.33)	(.15)	(.15)	—	—	9.63	(12.02)	3,135	.91[i]	2.29[i]	20

June 30, 2015	12.07	.21	(.91)	(.70)	(.26)	(.26)	—	—	11.11	(5.70)	3,396.86		1.89	30

June 30, 2014†	11.60	.18	.45	.63	(.16)	(.16)	—	—	12.07	5.46*	4,031	.53*	1.48*	50

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28 International Value Fund	International Value Fund 29

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA

												Ratio	Ratio of net
	Net asset		Net realized									of expenses	investment
	value,		and unrealized	Total from	From			Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	ments	of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class Y

December 31, 2016**	$9.60	.04	.55	.59	(.25)	(.25)	—	—	$9.94	6.16*	$5,776	.56*	.39*	11*

June 30, 2016	11.07	.22	(1.55)	(1.33)	(.14)	(.14)	—	—	9.60	(12.07)	5,181	1.06[i]	2.15[i]	20

June 30, 2015	12.02	.20	(.91)	(.71)	(.24)	(.24)	—	—	11.07	(5.80)	5,448	1.00	1.81	30

June 30, 2014	10.06	.14	2.00	2.14	(.18)	(.18)	—	—[e]	12.02	21.38	4,549	1.09	1.27	50

June 30, 2013	8.55	.21	1.45	1.66	(.15)	(.15)	—[d]	—	10.06	19.48	6,638	1.10	2.14	39

June 30, 2012	10.56	.20	(1.74)	(1.54)	(.49)	(.49)	—[d]	.02[f,g]	8.55	(14.14)	4,023	1.12[h]	2.24[h]	45

* Not annualized.

** Unaudited.

† For the period December 2, 2013 (commencement of operations) to June 30, 2014.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC and Morgan Stanley & Co., which amounted to less than $0.01 per share outstanding as of November 27, 2013.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC), which amounted to $0.01 per share outstanding on July 21, 2011.

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Canadian Imperial Holdings, Inc. and CIBC World Markets Corp. which amounted to less than $0.01 per share outstanding on November 29, 2011.

h Reflects an involuntary contractual expense limitation in effect during the period. For the period ended June 30, 2012, the amount reflects the waiver, by Putnam Management, of certain proxy related costs. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

June 30, 2012	<0.01%

i Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

The accompanying notes are an integral part of these financial statements.

30 International Value Fund	International Value Fund 31

Notes to financial statements 12/31/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from July 1, 2016 through December 31, 2016.

Putnam International Value Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital growth. Current income is a secondary objective. The fund invests mainly in common stocks of large and midsize companies outside the United States, with a focus on value stocks. Value stocks are those that Putnam Management believes are currently undervalued by the market. If Putnam Management is correct and other investors ultimately recognize the value of the company, the price of its stock may rise. The fund invests mainly in developed countries, but may invest in emerging markets. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only

32 International Value Fund

with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital

International Value Fund 33

or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $109,068 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $913,120 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $975,618 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are

34 International Value Fund

considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At June 30, 2016, the fund had a capital loss carryover of $280,267,204 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

	Loss carryover

Short-term	Long-term	Total	Expiration

$311,978	$64,262	$376,240	*

101,275,376	N/A	101,275,376	June 30, 2017

178,615,588	N/A	178,615,588	June 30, 2018

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

International Value Fund 35

The aggregate identified cost on a tax basis is $143,453,349, resulting in gross unrealized appreciation and depreciation of $19,374,934 and $14,312,299, respectively, or net unrealized appreciation of $5,062,635.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.850%	of the first $5 billion,	0.650%	of the next $50 billion,

0.800%	of the next $5 billion,	0.630%	of the next $50 billion,

0.750%	of the next $10 billion,	0.620%	of the next $100 billion and

0.700%	of the next $10 billion,	0.615%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI EAFE Value Index (Net Dividends) each measured over the performance period. The maximum annualized performance adjustment rate is +/– 0.15%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.351% of the fund’s average net assets before a decrease of $13,052 (0.009% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through October 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

36 International Value Fund

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, class R6 and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, class R6 and class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior to September 1, 2016, Putnam Investor Services had agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$154,946	Class R	1,609

Class B	3,156	Class R6	795

Class C	8,059	Class Y	6,683

Class M	2,634	Total	$177,882

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $109 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $118, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004.

International Value Fund 37

Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to the following class shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount

Class A	0.35%	0.25%	$163,442

Class B	1.00%	1.00%	13,344

Class C	1.00%	1.00%	33,997

Class M	1.00%	0.75%	8,318

Class R	1.00%	0.50%	3,359

Total			$222,460

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $4,227 and $60 from the sale of class A and class M shares, respectively, and received $697 and $15 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $1 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$15,736,521	$29,304,172

U.S. government securities (Long-term)	—	—

Total	$15,736,521	$29,304,172

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

38 International Value Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 12/31/16		YEAR ENDED 6/30/16
Class A	Shares	Amount	Shares	Amount

Shares sold	252,060	$2,509,174	815,822	$8,307,954

Shares issued in connection with
reinvestment of distributions	263,490	2,616,461	147,254	1,501,990

	515,550	5,125,635	963,076	9,809,944

Shares repurchased	(1,476,823)	(14,800,346)	(2,059,928)	(20,623,937)

Net decrease	(961,273)	$(9,674,711)	(1,096,852)	$(10,813,993)

	SIX MONTHS ENDED 12/31/16		YEAR ENDED 6/30/16
Class B	Shares	Amount	Shares	Amount

Shares sold	10,522	$104,577	21,313	$213,270

Shares issued in connection with
reinvestment of distributions	3,092	30,768	200	2,041

	13,614	135,345	21,513	215,311

Shares repurchased	(54,027)	(538,443)	(151,207)	(1,512,307)

Net decrease	(40,413)	$(403,098)	(129,694)	$(1,296,996)

	SIX MONTHS ENDED 12/31/16		YEAR ENDED 6/30/16
Class C	Shares	Amount	Shares	Amount

Shares sold	13,306	$131,232	61,041	$621,996

Shares issued in connection with
reinvestment of distributions	7,815	77,291	1,699	17,247

	21,121	208,523	62,740	639,243

Shares repurchased	(79,746)	(790,905)	(169,788)	(1,689,393)

Net decrease	(58,625)	$(582,382)	(107,048)	$(1,050,150)

	SIX MONTHS ENDED 12/31/16		YEAR ENDED 6/30/16
Class M	Shares	Amount	Shares	Amount

Shares sold	2,205	$22,295	5,751	$60,469

Shares issued in connection with
reinvestment of distributions	3,669	36,617	1,153	11,804

	5,874	58,912	6,904	72,273

Shares repurchased	(11,961)	(119,250)	(31,297)	(319,727)

Net decrease	(6,087)	$(60,338)	(24,393)	$(247,454)

International Value Fund 39

	SIX MONTHS ENDED 12/31/16		YEAR ENDED 6/30/16
Class R	Shares	Amount	Shares	Amount

Shares sold	41,393	$412,847	118,615	$1,173,315

Shares issued in connection with
reinvestment of distributions	709	6,973	43	440

	42,102	419,820	118,658	1,173,755

Shares repurchased	(12,521)	(121,616)	(227,101)	(2,306,400)

Net increase (decrease)	29,581	$298,204	(108,443)	$(1,132,645)

			YEAR ENDED 6/30/16*
Class R5			Shares	Amount

Shares sold			—	$—

Shares issued in connection with
reinvestment of distributions			12	127

			12	127

Shares repurchased			(906)	(8,704)

Net decrease			(894)	$(8,577)

	SIX MONTHS ENDED 12/31/16		YEAR ENDED 6/30/16
Class R6	Shares	Amount	Shares	Amount

Shares sold	31,186	$316,157	66,233	$674,737

Shares issued in connection with
reinvestment of distributions	8,551	85,168	4,682	47,853

	39,737	401,325	70,915	722,590

Shares repurchased	(37,454)	(375,071)	(51,130)	(516,837)

Net increase	2,283	$26,254	19,785	$205,753

	SIX MONTHS ENDED 12/31/16		YEAR ENDED 6/30/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	204,204	$2,050,385	215,326	$2,206,255

Shares issued in connection with
reinvestment of distributions	13,658	135,625	7,327	74,666

	217,862	2,186,010	222,653	2,280,921

Shares repurchased	(176,799)	(1,767,917)	(174,787)	(1,742,918)

Net increase	41,063	$418,093	47,866	$538,003

* Effective February 1, 2016, the fund liquidated its class R5 shares.

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R6	933	0.28	9,302

40 International Value Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at the				Fair value at the
	beginning of the			Investment	end of the
Name of affiliate	reporting period	Purchase cost	Sale proceeds	income	reporting period

Putnam Cash Collateral
Pool, LLC*	$964,043	$2,981,198	$3,945,241	$1,175	$—

Putnam Short Term
Investment Fund**	1,413,513	19,735.333	18,673,056	8,155	2,475,790

Totals	$2,377,556	$22,716,531	$22,618,297	$9,330	$2,475,790

* No management fees are charged to Putnam Cash Collateral Pool, LLC (See Note 1).

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$57,400,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$516,091	Payables	$1,288,060

Total		$516,091		$1,288,060

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(562,258)	$(562,258)

Total	$(562,258)	$(562,258)

International Value Fund 41

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments

Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(297,739)	$(297,739)

Total	$(297,739)	$(297,739)

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	JP Morgan Chase Bank N. A.	State Street Bank and Trust Co.	UBS AG	West Pac Banking Corp.	Total

Assets:

Forward currency contracts #	$36,155	$19,591	$2,082	$10,486	$28,439	$170,236	$136,769	$98,528	$13,805	$516,091

Total Assets	$36,155	$19,591	$2,082	$10,486	$28,439	$170,236	$136,769	$98,528	$13,805	$516,091

Liabilities:

Forward currency contracts #	231,986	1,259	123,697	—	569,991	217,282	143,845	—	—	1,288,060

Total Liabilities	$231,986	$1,259	$123,697	$—	$569,991	$217,282	$143,845	$—	$—	$1,288,060

Total Financial and Derivative	$(195,831)	$18,332	$(121,615)	$10,486	$(541,552)	$(47,046)	$(7,076)	$98,528	$13,805	$(771,969)
Net Assets

Total collateral received (pledged)†##	$(191,923)	$—	$(119,940)	$—	$(541,552)	$(47,046)	$—	$98,528	$—

Net amount	$(3,908)	$18,332	$(1,675)	$10,486	$—	$—	$(7,076)	$—	$13,805

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 9: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

42 International Value Fund	International Value Fund 43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44 International Value Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisors	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Robert E. Patterson	Principal Financial Officer,
The Putnam Advisory Company, LLC	George Putnam, III	Principal Accounting Officer,
One Post Office Square	Robert L. Reynolds	and Assistant Treasurer
Boston, MA 02109	W. Thomas Stephens
Susan G. Malloy
Marketing Services	Officers	Vice President and
Putnam Retail Management	Robert L. Reynolds	Assistant Treasurer
One Post Office Square	President
Boston, MA 02109		Mark C. Trenchard
	Jonathan S. Horwitz	Vice President and
Custodian	Executive Vice President,	BSA Compliance Officer
State Street Bank	Principal Executive Officer, and
and Trust Company	Compliance Liaison	Nancy E. Florek
Vice President, Director of
Legal Counsel	Robert T. Burns	Proxy Voting and Corporate
Ropes & Gray LLP	Vice President and	Governance, Assistant Clerk,
	Chief Legal Officer	and Associate Treasurer

This report is for the information of shareholders of Putnam International Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA024 304261 2/17

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 28, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 28, 2017